Investor Presentation January 2017 Exhibit 99.01

Safe Harbor Statement
Statements
contained
in
this
presentation
that
state
the
company’s
or
management’s
expectations
or
predictions
of
the
future
are
forward–looking
statements
intended
to
be
covered
by
the
safe
harbor
provisions
of
the
Securities
Act
of
1933
and
the
Securities
Exchange
Act
of
1934.
The
words
“believe,”
“expect,”
“should,”
“estimates,”
“intend,”
and
other
similar
expressions
identify
forward–looking
statements.
It
is
important
to
note
that
actual
results
could
differ
materially
from
those
projected
in
such
forward–
looking
statements.
For
more
information
concerning
factors
that
could
cause
actual
results
to
differ
from
those
expressed
or
forecasted,
see
Valero’s
annual
reports
on
Form
10-K
and
quarterly
reports
on
Form
10-Q,
filed
with
the
Securities
and
Exchange
Commission,
and
available
on
Valero’s
website
at
www.valero.com.

3
Who We Are
World’s Largest Independent Refiner
•
15 refineries, 3 million barrels per day (BPD) of high-complexity capacity
Greater than 70% of capacity located in U.S. advantaged Gulf Coast and Mid-Continent
•
Fuels marketed and distributed through bulk and wholesale channels
•
General partner and majority owner of Valero Energy Partners LP
(NYSE: VLP), a fee-based master limited partnership (MLP)
•
Significant inventory of midstream assets within Valero that could be dropped into VLP
•
Operator and 50% owner of Diamond Green Diesel joint venture
11,000 BPD renewable diesel production capacity
•
Approximately 10,000 employees
One of North America’s
Largest Ethanol
Producers
•
11 plants with 1.4 billion
gallons per year (85,000
BPD) ethanol production
capacity
•
All convert corn into
ethanol and distillers grains
•
Plants were acquired at a
fraction of replacement cost

UNITED KINGDOM
IRELAND
PEMBROKE
CANADA
UNITED STATES
HARTLEY
ALBERT CITY
ALBION
FORT DODGE
AURORA
WELCOME
CHARLES CITY
JEFFERSON
JEAN GAULIN
(QUEBEC)
BENICIA
WILMINGTON
MCKEE
ARDMORE
SAN ANTONIO
THREE RIVERS
BILL GREEHEY
(CORPUS CHRISTI EAST AND WEST)
TEXAS CITY
HOUSTON
PORT ARTHUR
ST. CHARLES
MERAUX
MEMPHIS
MOUNT VERNON
LINDEN
BLOOMINGBURG
WHOLESALE MARKETING PRESENCE
BRANDED WHOLESALE PRESENCE
VALERO REFINERIES
VALERO ETHANOL PLANTS
VALERO HEADQUARTERS
DIAMOND GREEN DIESEL

VALERO

4 Strong Presence in Advantaged U.S. Gulf Coast and Mid-Continent Refineries and ethanol plants are in advantaged locations See slide 23 for capacities.

5
Current Macro Environment
Abundant global supply of crude oil
and natural gas
Forecasted world GDP growth
Product shortages in Latin America,
Europe, Africa, and Eastern Canada
Demand response to lower
product prices
SUPPLY
DEMAND
North American logistics build out
added efficiency and removed
Mid-Continent bottlenecks
2
See slide 20 for notes regarding this slide and slides 28 –
31 for supply and demand details.
Expect ample supply to keep prices low, which should continue driving increased petroleum demand.
1

Maintain manufacturing
excellence and grow
commercial and
operational flexibility
Our Strategy for Value Creation
Operate safely and reliably and
demonstrate environmental
responsibility
Demonstrate disciplined
capital management and
deliver peer leading returns

Total Recordable Incident Rate (TRIR)
0.97
0.75
0.39
0.33
2007
2008
2009
2010
2011
2012
2013
2014
2015
2016

Process Safety Event Rate
2008-2010
2009-2011
2010-2012
2011-2013
2012-2014
2013-2015

7

Safety and Reliability
are Imperative for Profitability
See slide 20 for notes regarding this slide.
Mechanical Availability
Personnel Index
Maintenance Index
Non-Energy Cash
Opex
Energy Intensity Index
VLO’s Performance Versus Industry Benchmarks
2008
2010
2012
2014
4
Quartile
1
Quartile
3
Quartile
2
Quartile
nd
st
th
rd
1.60
0.60
Personnel Safety
Employees
Contractors
Industry
0.19
0.08
Tier 1 Process Safety

Advantaged Location in U.S. Gulf Coast
1,444
1,084
743
189
0
0
VLO
MPC
PSX
PBF
TSO
HFC
U.S Gulf Coast CDU Capacity
(MBPD)
See slide 20 for notes regarding this slide. Capacities from company 10-K reports as of December 31, 2015.
Includes 90 MBPD of new capacity from the Houston crude unit, which was commissioned in June 2016.
Does not include announced WNR acquisition, which is expected to close in 1H17.
Over 55% of our throughput capacity is
located in U.S. Gulf Coast
•
Access to low cost natural gas and abundant North
American and foreign crudes
•
Access to deep pool of skilled labor
•
Pipeline capacity additions have increased crude
optionality and resulted in improved pricing
•
Proximity to growing product export markets in
Mexico and Latin America
•
Competitive refined products supplier to Eastern
Canada and Northwest Europe
•
High weighted average regional Nelson Complexity
Index
•
Flexibility to process wide range of crudes and
feedstocks
(1)
(2)
(1)
(2)

Heavy sour
Medium/light sour
Sweet
Residuals
Other feedstocks

9

$5.30
$3.60
$4.50
$3
$6
Refining Peers
2016 Refining Cash Operating
Expenses Per Barrel of Throughput
(Excludes Turnaround and D&A)
Peer Range
VLO
Median
High Complexity Refineries
and Lowest Cost Operator
22%
17%
16%
12%
4%
34%
34%
34%
23%
10%
Feedstock Ranges in U.S. Gulf Coast
(2012 –
3Q16)
See slide 20 for notes regarding this slide.  Refining cash operating expenses for nine months ended September 30, 2016.

10
Distillate
Gasoline
69
118
246
324
164
253
447
541
2011
2012
2013
2014
2015
2016
Current
Capacity
Potential
Future
Capacity
VLO’s U.S. Product Exports
(MBPD)
Gasoline
Diesel
See slide 20 for notes regarding this slide.
(1)
Actual export volumes; 2016 volumes through September 30.
(1)
Our Portfolio Facilitates
Optimization of Product Exports

(1)

Capital Allocation
Maintain Strong Balance Sheet
Debt-to-cap ratio based on total debt reduced by $2 billion of cash.
Peer group includes PSX, MPC, TSO, HFC, and PBF.
Payout ratio is the sum of dividends and stock buybacks divided by net income from continuing operations excluding special items.
Sustaining Capex
•
Approximately $1.5 billion annually
•
Key to safe and reliable operations
Dividend
•
Commitment to shareholders
•
Targeting a dividend payout at the high end
of our peer group
(2)
Growth Capex
•
25% IRR hurdle rate
for refining projects
•
Lower hurdle rate for
steady cash flow
midstream projects
Cash Returns
•
Targeting at least 75% payout ratio
of adjusted net income for 2017
•
Stock buyback program consists of
ratable and opportunistic purchases
Acquisitions
•
Evaluate versus
alternative uses of
cash
•
Maintain investment grade credit rating
•
Target 20% to 30% debt-to-cap ratio
(1)
1
2
3
11
(1)
(2)
(3)
(3)

Demonstrated Discipline in Capital Allocation
Sustaining
$1.5
Sustaining
$1.5
Growth
$1.0
Growth
$0.7
Dividend
$0.8
Dividend
$1.1
Buybacks
$2.8
Buybacks
$1.3
2015
2016E
Capital Allocation
($ billion)
•
Steady investments in maintaining asset base and enhancing margin capability of portfolio.
•
Targeting at least 75% payout ratio of adjusted net income for 2017.
$1.6
Growth
$1.1
2017 Capex Budget
(1)
($ billion)
(1)
Approximately $200 MM growth capex carried forward for Diamond Pipeline from 2016 to 2017.
Sustaining
(1)
(1)

Growth Investments
•
Diamond Pipeline completion expected in 4Q17
•
13 MPBD Houston alkylation unit expected to
startup in 1H19
Incremental octane would relieve tightness created by
Tier 3 gasoline regulations
•
6 MBPD production capacity expansion of
Diamond Green Diesel plant
Project approved in 4Q16; completion expected in
1H18
Renewable diesel margins expected to be supported
by increased usage mandates and carbon pricing
•
Projects under development:
Octane enhancement in U.S. Gulf Coast
Cogeneration in West Coast and North Atlantic
Feedstock and product flexibility in U.S. Gulf Coast
and North Atlantic
Texas City Refinery

12/31/2014
3/31/2015
6/30/2015
9/30/2015
12/31/2015
3/31/2016
6/30/2016
9/30/2016

VALERO

Delivered Peer Leading Total Stockholder Return
Since December 31, 2014
See slide 20 for notes regarding this slide.  Total stockholder return (TSR) from Dec 31, 2014, through Dec 30, 2016.
•
Since end of 2014, current leadership team has delivered consistent outperformance.
•
VLO had second highest TSR in peer group for 2016.
VLO
+48%
Peer average
+21%
Peer minimum
-6%
-40%
65%
Peer Range
VLO
Total Stockholder Return

$0.2125
$0.3850
4Q13*
1Q14
2Q14
3Q14
4Q14
1Q15
2Q15
3Q15
4Q15
1Q16
2Q16
3Q16

$2.6
$61.8
4Q13
1Q14
2Q14
3Q14
4Q14
1Q15
2Q15
3Q15
4Q15
1Q16
2Q16
3Q16

•
Grow VLP primarily through drop downs from VLO
•
Target organic growth opportunities and midstream
deals strategic to VLO’s core business or that
provide third party revenue
•
Grow annual distributions at target rates of 25%
through 2017 and at least 20% for 2018
•
Maintain investment grade credit rating
Strategy
See
slides
34
–
38
for
VLP
non-GAAP
disclosures.
*
This
is
the
minimum
quarterly
distribution
(MQD).
The
actual
distribution
was
smaller
as
it
was
prorated
for
the
period
of
December
16
–
31.
As of September 30, 2016.
•
81% increase in quarterly cash distribution over MQD
•
Grew annualized EBITDA attributable to Partnership
by more than 2,500% to $265 million
(1)
•
4.25 million common unit follow-on equity offering
completed in Nov 2015
•
ATM program established in Sep 2016
•
Completed $500 million debt offering in Dec 2016
Accomplishments since IPO
Distribution per LP Unit
Distributable Cash Flow
(millions)
15
(1)
Our Sponsored MLP
Valero Energy Partners LP (NYSE:VLP)

Approximately $1 Billion of Estimated
MLP Eligible EBITDA
(2)
Inventory
Racks, Terminals,
and Storage
(1)
•
Over 70 million
barrels of active
shell capacity for
crude oil and
products
•
139 truck rack
bays
Rail
•
Approximately
5,250 purchased
railcars, expected
to serve long-term
needs of ethanol,
asphalt, aromatics,
and other products
Pipelines
(1)
•
Over 1,200 miles
of active pipelines
•
440-mile Diamond
Pipeline from
Cushing to
Memphis expected
to start up in 4Q17
Marine
•
51 docks
•
Two Panamax
class vessels (joint
venture)
Wholesale Fuels
Marketing
•
Approximately
800 MBPD fuels
distribution volume
16
(1)
Includes assets that have other joint venture or minority interests.
Estimate
as
of
September
30,
2016.
We
are
unable
to
provide
a
reconciliation
of
the
above
forward-looking
estimate
of
non-GAAP
EBITDA
because
certain
information
needed
to
make
a
reasonable
forward-looking
estimate
is
difficult
to
estimate
and
dependent
on
future
events
which
may
be
uncertain
or
outside
of
our
control,
including
with
respect
to
unknown
financing
terms,
acquisition
timing,
unanticipated
acquisition
costs,
negotiation
of
acquisition
terms,
and
other
potential
variables.
Accordingly,
a
reconciliation
is
not
available
without
unreasonable
effort.
(1)
(2)

Ethanol Business
Operations
•
11 ethanol plants with 1.4 billion gallons annual
production capacity
–
Dry mill production process, where corn is ground into flour and mixed with water before fermentation
–
Low capital investment with scale, located in corn belt
–
Operational best practices transferred from refining
Outlook
•
Ethanol demand expected to be strong globally
•
Driven by increasing usage mandates, low absolute
finished gasoline prices, increased vehicle miles
traveled, and attractive economics for corn-based
ethanol exports
Ethanol plant in Aurora, South Dakota

$5.10
$1.20
$5.10
$3.10
1
5
EBITDA Per Barrel of
Throughput
(Nine-mos ended Sep 30, 2016)
We Believe Valero is an Excellent Investment
Payout
ratio
is
the
sum
of
dividends
and
stock
buybacks
divided
by
net
income
from
continuing
operations
excluding
special
items.
We Believe VLO is Undervalued
•
Disciplined management team
•
Strong financial position
•
Favorable macro environment
•
Proven operations excellence
–
Reliability drives profitability
•
Delivering industry-leading returns
–
Disciplined investing to drive earnings growth
–
Unlocking value through growth in MLP-eligible
assets and dropdowns to VLP
–
Delivered peer leading payout ratio
(1)
and total
stockholder return since December 31, 2014
9%
-3%
9%
6%
-5%
11%
Return on Invested
Capital
(12-mos ended Sep 30, 2016)
3.6
0.6
0.6
1.6
0
4
Net Debt-to-EBITDA
(12-mos ended Sep 30, 2016)
Peer Range
VLO
Median
4.3%
2.5%
3.5%
3.2%
2%
5%
Dividend Yield
(Dec 30, 2016)
18
(1)
Chart
data
sources:
Company
reports
and
Bloomberg
as
of
Dec
30,
2016.
See
slides
20
and
39
–
40
for
notes
and
VLO
non-GAAP
disclosures,
respectively.

Appendix Contents
Topic
Pages
Notes
20
Guidance
21
Cumulative Cash Returns
22
Refining Operating Statistics
23 –
24
Natural Gas Cost Sensitivity
25
Crude Oil Transportation
26 –
27
Fundamentals
28 –
31
Valero Energy Partners LP
32 –
33
Non-GAAP Disclosures
34 –
40
Investor Relations Contacts
41

Notes
Slide 5
Macro environment themes represent industry consultant views.
Slide 7
Contractor total recordable incident rate from U.S. Bureau of Labor Statistics.  Tier 1 process safety event defined within API
Recommended Practice 754.  Industry benchmarking and Valero’s performance statistics from Solomon Associates and Valero.
Slide 8
Crude distillation capacities from company 10-K filings and reports by geographic location.
Slide 9
Valero’s U.S. Gulf Coast feedstock ranges are based upon quarterly processing rates between 2012 and 3Q16.
Refining
cash
operating
expenses
per
barrel
of
throughput,
excluding
D&A,
from
company
reports.
Peer
group
includes
PSX,
MPC,
TSO,
HFC, and PBF.
Slide 10
Valero’s
potential
future
gasoline
and
distillate
export
capacities
are
based
upon
expansion
opportunities
identified
at
the
St.
Charles
(gasoline and distillate), Port Arthur (gasoline and distillate), and Texas City (distillate) refineries.
Slide 12
Peer group includes PSX, MPC, TSO, HFC, and PBF. TSR for time period includes stock price appreciation and dividends paid.
Slide 18
Peer groups for return on invested capital, EBITDA per barrel of throughput, net debt-to-EBITDA, and dividend yield consist of PSX, MPC,
TSO, HFC, and PBF.  Net debt-to-EBITDA chart excludes HFC due to TTM net loss after tax.

Guidance
4Q16 (anticipated)
•
Throughput (MBPD)
–
Gulf Coast
1,580 to 1,630
–
Mid-Continent
420 to 440
–
North Atlantic
450 to 470
–
West Coast
270 to 290
•
Refining operating expenses per barrel throughput
$3.75
•
Ethanol
–
Production (millions of gallons per day)
3.95
–
Operating expenses per gallon of production
$0.38
•
Cash opex
$0.33
•
Non-cash opex
$0.05
–
General and administrative expenses
$200 MM
–
Net interest expense
$150 MM
–
Depreciation and amortization expense
$465 MM
–
Effective tax rate
31%
2016 (anticipated)
–
RINs expense ($MM)
$750 to $850
–
Capital expenditures ($MM)
$2,400
•
Sustaining
$1,500
•
Growth
$900
Port Arthur Refinery

Delivering Cash Returns to
Stockholders is One of Our Priorities
2016 dividends and buybacks through December 30.
(1)
Nine months ended Sep 30, 2016.  WASO from company 10-K and 10-Q filings.
(2)
WASO for MPC adjusted for stock split which occurred in 2013.  Share count as of 12 months ended Dec 31, 2011, and nine months ended Sep 30, 2016.
$10.5 billion
Reduced share count by 103 million shares, or 18%, and increased quarterly dividend by 300% since 2011.
111%
74%
82%
90%
70%
105%
WASO
(2)
at 9/30/2016 Relative to 12/31/2011
467
million
shares
22
Cumulative Capital Returned and Weighted Average
Shares Outstanding as Percentage Relative to 2011
570 million
shares
98%
96%
93%
88%
[VALUE]
(1)
Dividends
Buybacks
WASO
2011
2012
2013
2014
2015
2016
Peer Range
VLO
Average

Our Refining Capacity and Nelson Complexity
Refinery
Capacities (MBPD)
(1)
Nelson Complexity
Index
Throughput
Crude
Corpus Christi
(2)
370
275
15.1
Houston
175
90
15.4
Meraux
135
125
9.7
Port Arthur
375
335
12.7
St. Charles
305
215
16.1
Texas City
260
225
11.1
Three
Rivers
100
89
13.2
U.S. Gulf Coast
1,720
1,354
13.4
(3)
Ardmore
90
86
12.1
McKee
200
195
8.3
Memphis
195
180
7.9
U.S. Mid-Continent
485
461
8.9
(3)
Pembroke
270
210
10.1
Quebec
City
235
230
7.7
North
Atlantic
505
440
8.8
(3)
Benicia
170
145
16.1
Wilmington
135
85
15.8
U.S. West Coast
305
230
16.0
Total
3,015
2,485
12.0
(3)
Capacities and Nelson complexity indices as of January 1, 2016.
Represents the combined capacities of two refineries—Corpus Christi East and Corpus Christi West.  45 MBPD increase in throughput compared to 2014 is related to the 70 MBPD crude unit commissioned in December 2015, net of 25 MBPD of displaced FCC feedstock purchases.
Weighted average.
(3)
(1)
(2)
(3)

2008
2009
2010
2011
2012
2013
2014
2015
1Q16
2Q16
3Q16

Reliability Initiatives Have Improved Refinery
Availability and Enabled Higher Utilization
86%
82%
88%
87%
92%
95%
96%
95%
96%
94%
95%
Solomon
availability
Valero Refinery Availability and Utilization Rates

$2.55/mmBtu
U.S.
$0.82/bbl
$4.73/mmBtu
Europe
$1.53/bbl
Natural Gas Cost Sensitivity for Valero’s Refineries
U.S. Natural Gas Provides Opex and
Feedstock Cost Advantages
Natural gas prices year for 2016 through December 30 for U.S. and Europe. Estimated per barrel cost of 904,000 mmBtu/day of natural gas consumption at 93%
refinery throughput capacity utilization, or 2.8 MMBPD.
$719 MM
pre-tax
annual cost
advantage
•
Our refining operations consume approximately 904,000 mmBtu/day of natural gas, of which
57% is operating expense and balance is cost of goods sold
•
Significant annual pre-tax cost savings compared to refiners in Europe
•
Prices expected to remain low and disconnected from global oil and gas markets

TMX 890
TransCanada Mainline Conversion 1,100
Alberta Clipper 230
Southern Access (phase2) 300
Line 9B Reversal 240
ETP Dakota Access 450
Grand Mesa / Saddlehorn 350
Flanagan 600
Trunkline 400
Seaway 450
XL 700
BridgeTex 300
Permian Express II 200
Midland to Sealy 450
Cactus 250
Bayou Bridge 250

VALERO

Pipeline Takeaway Capacity Additions Have
Increased Crude Competition in the U.S. Gulf Coast
Niobrara
KEY
Completed
2017 or Later Startup
Capacities in MBPD. Pipeline completion and startup dates are subject to change. Bayou Bridge Phase 1 operational with Phase
2 completion expected in 2017.
Cushing
Alberta
Permian
•
Pipeline capacity additions
increased market liquidity and
crude competition in U.S. Gulf
Coast
•
Discounts for inland crudes
versus WTI and Brent have
narrowed with falling production
and excess logistics capacity
•
Spot space on some pipelines
are trading inside of published
tariffs
Eagle
Ford
Bakken

Planned Diamond Pipeline Route

DIAMOND PIPELINE LLC

CUSHING
Tulsa
Broken Arrow
Springdale
Fayetteville
Fort Smith
Jonesboro
Memphis
Oklahoma
Oklahoma City
Norman
Flower Mound
Denton
Texas
Frisco

VALERO

Investing to Improve Access to North American Crude
Diamond Pipeline
•
440 miles of 20-inch pipe (200 MBPD capacity) connecting Memphis to Cushing
•
Received permits required to begin construction; project is on track for completion in 4Q17
•
Provides supply flexibility and ability to improve crude blend quality
•
Approximately $925 MM total project cost
Exercised option in Dec 2015 to acquire 50% interest; over $200 MM spent through Sep 30, 2016
Expect to receive cash proceeds if 50% interest is dropped to VLP and 12% pre-tax IRR for VLP

2010
2011
2012
2013
2014
2015
2016

2010
2011
2012
2013
2014
2015
2016

Ample Supply Provides Resource Advantage
to North American Refiners
58.4
72.9
U.S. Natural Gas Production
(Bcf/day)
Source:
DOE, 2016 data through September.
9,213
7,889
5,476
8,897
U.S. Crude Oil Production and
Imports
(MBPD)

Imports
Production

-0.8
-0.4
0.0
0.4
0.8
1.2
1.6
2.0
2013
2014
2015
2016E-2020E Avg
MMBPD
Source:
Consultant
and
Valero
estimates.
Net
Global
Refinery
CDU
Additions
=
New
Capacity
+
Restarts
–
Announced
Closures.
(Does
not
include
Condensate
Splitters.)
Global Petroleum Demand Growth Expected
to Outpace Refinery Capacity Expansion
29
Europe
China
Middle East
Other
Net CDU Capacity Additions
World Petroleum Demand Growth

0
100
200
300
400
500
600
700
800
900
2005
2006
2007
2008
2009
2010
2011
2012
2013
2014
2015
2016
Other
Europe
Other Latin America
Mexico
Canada
12 Month Moving Average
(MBPD)
Gasoline represents all finished gasoline plus all blendstocks (including ethanol, MTBE, and other oxygenates)
Source:
DOE Petroleum Supply Monthly data through September 2016.
U.S. Gasoline Exports

Source:
DOE Petroleum Supply Monthly data through September 2016.
U.S. Diesel Exports
0
200
400
600
800
1000
1200
1400
2005
2006
2007
2008
2009
2010
2011
2012
2013
2014
2015
2016
Other
Europe
Other Latin America
Mexico
Canada
12 Month Moving Average
(MBPD)

VALERO ENERGY PARTNERS LP
VLP Headquarters
VLP Refined Products Terminal
VLP Crude Oil Terminal
VLP Crude Oil and Products Terminal
VLP Refined Products Pipeline
VLP Crude Oil Pipeline
Valero Refinery
McKee Logistics System
4
McKee Terminal
Perryton
Piper
El Paso Pipeline
BFPP Pipeline Connection
El Paso Terminal and Truck Rack
Memphis Logistics System
West Memphis Terminal
Shorthorn Lateral Pipeline
Memphis Airport Jet Pipeline
FedEx Lateral Pipeline
Shorthorn Pipeline
Memphis Refinery
Collierville Pipeline
Collierville Terminal
Wynnewood Products System
Wynnewood Station
Ardmore Refinery
1
2
TN
OK
AR
MS
Lucas Terminal
Nederland Pipeline
Lucas Pipeline
Port Arthur Logistics System
El Vista Terminal
PAPS Terminal
Port Arthur Products Pipelines
Port Arthur Refinery
Three Rivers Crude System
Three Rivers Truck Haul
Three Rivers Terminal
3
Corpus Christi Terminals
St. Charles Terminal
Houston Terminal
Meraux Terminal
5

VALERO

Diversified VLP Portfolio
(2)
Integrated
with VLO’s Refining Assets
Texas Crude Systems
McKee,
Three Rivers, Wynnewood
July
1,
2014
-
$154
mm
(1)
Houston and St. Charles Terminals
March
1,
2015
-
$671
mm
(1)
Corpus Christi Terminals
October
1,
2015
-
$465
mm
(1)
IPO assets
Drop
downs
McKee Terminal
April
1,
2016
-
$240
mm
(1)
1
2
3
4
Meraux
and
Three
Rivers
Terminals
September
1,
2016
-
$325
mm
(1)
5
Total
consideration
value.
Portfolio
assets
as
of
Jan
1,
2017.

(1)
(2)

VLP’s Competitive Strengths
Strong Sponsor
•
Strategic relationship with
investment grade sponsor
VLO
Quality Assets
•
High quality, well
maintained assets
integrated with VLO’s
refineries and located in
advantaged regions
Stable and Predictable
Revenues
•
Fee-based agreements with
no direct exposure to
commodity price risks
•
Contracts with 10 year
initial terms and five year
renewal terms
•
About 85% of revenues
supported by minimum
volume commitments
Strong Balance Sheet
•
Financial flexibility to fund
growth in distribution and
distributable cash flow with
2.0x coverage and 3.1x
debt/EBITDA ratio
(1)
•
Maintain investment grade
credit rating
Long Runway
for Growth
•
Drop downs from sponsor
•
Organic growth and
midstream deals that
support VLO’s core
business or that provide
third party revenue
Top Tier Distribution
Growth
•
Annual distribution growth
targets of 25% through
2017 and at least 20% for
2018
Coverage
and
debt/EBITDA
ratios
as
of
nine
months
ended
September
30,
2016.
Debt/EBITDA
ratio
calculated
in
accordance
with
debt
covenants.
See
slides
34
–
38
for
VLP
non-GAAP
disclosures.
(1)

VLP Non-GAAP Disclosures:  EBITDA, Distributable Cash
Flow, Distribution Coverage, and Debt-to-EBITDA
VLP defines EBITDA as net income before income tax expense, interest expense, and depreciation expense. VLP defines distributable cash flow as EBITDA less (i) EBITDA attributable to its Predecessor and cash payments during the period for interest, income taxes, and maintenance capital expenditures; plus (ii) adjustments related to minimum throughput commitments, capital projects prefunded by Valero, and certain other items. VLP defines coverage ratio as the ratio of distributable cash flow to the total distribution declared.
EBITDA, distributable cash flow, and coverage ratio are supplemental financial measures that are not defined under GAAP.
They may be used by management and external users of our financial statements, such as industry analysts, investors, lenders, and rating agencies, to:
•
describe VLP’s expectation of forecasted earnings;
•
assess VLP’s operating performance as compared to other publicly traded limited partnerships in the transportation and logistics industry, without regard to historical cost basis or, in the case of EBITDA, financing methods;
•
assess the ability of VLP’s business to generate sufficient cash to support its decision to make distributions to its unitholders;
•
assess VLP’s ability to incur and service debt and fund capital expenditures; and
•
assess the viability of acquisitions and other capital expenditure projects and the returns on investment of various investment opportunities.
VLP believes that the presentation of EBITDA provides useful information to investors in assessing its financial condition and results of operations. The GAAP measures most directly comparable to EBITDA are net income and net cash provided by operating activities. EBITDA should not be considered an alternative to net income or net cash provided by operating activities presented in accordance with GAAP. EBITDA has important limitations as an analytical tool because it excludes some, but not all, items that affect net income or net cash provided by operating activities. EBITDA should not be considered in isolation or as a substitute for analysis of our results as reported under GAAP. Additionally, because EBITDA may be defined differently by other companies in our industry, VLP’s definition of EBITDA may not be comparable to similarly titled measures of other companies, thereby diminishing its utility.

VLP Non-GAAP Disclosures:  EBITDA, Distributable Cash
Flow, Distribution Coverage, and Debt-to-EBITDA
VLP uses distributable cash flow to measure whether it has generated from its operations, or “earned,” an amount of cash sufficient to support the payment of the minimum quarterly distributions. VLP’s partnership agreement contains the concept of “operating surplus” to determine whether VLP’s operations are generating sufficient cash to support the distributions that it is paying, as opposed to returning capital to VLP’s partners. Because operating surplus is a cumulative concept (measured from VLP’s IPO date and compared to cumulative distributions from the IPO date), VLP uses the term distributable cash flow to approximate operating surplus on a quarterly or annual, rather than a cumulative, basis. As a result, distributable cash flow is not necessarily indicative of the actual cash VLP has on hand to distribute or that it is required to distribute.
VLP uses the distribution coverage ratio to reflect the relationship between its distributable cash flow and the total distribution declared.
The debt-to-EBITDA ratio as defined in accordance with VLP’s debt covenants is the total debt and capital lease obligations divided by adjusted pro forma EBITDA for the trailing 12 month period. VLP believes that the presentation of net debt-to-EBITDA provides useful information to investors to assess its ability to incur and service debt.

VLP Non-GAAP Disclosures:  EBITDA, Distributable
Cash Flow, and Distribution Coverage
VALERO ENERGY PARTNERS
LP
RECONCILIATION OF NON-GAAP MEASURES TO MOST COMPARABLE AMOUNTS REPORTED UNDER U.S. GAAP
(Unaudited, in
Thousands, Except Ratio Amount)
Reconciliation of net income to EBITDA and distributable cash flow:
Nine Months Ended
September 30, 2016
Net income
$
129,032
Plus:  Depreciation
expense
34,652
Plus:
Interest and debt expense, net of capitalized interest
9,582
Plus:  Income tax expense
780
EBITDA
174,046
Less:  EBITDA attributable to Predecessor
(11,492)
EBITDA attributable to Partnership
185,538
Plus:  Adjustments
related to minimum throughput commitments
1,100
Less:  Cash interest paid
8,688
Less:  Income taxes paid
496
Less:
Maintenance capital expenditures
5,759
Distributable
cash flow
$
171,695
Total distribution declared
$
86,695
Distribution coverage ratio:
Distributable cash flow divided by total distribution declared
2.0x

VLP Non-GAAP Disclosures:  Debt-to-EBITDA
VALERO ENERGY PARTNERS LP
RECONCILIATION OF NON-GAAP MEASURES TO MOST COMPARABLE AMOUNTS REPORTED UNDER U.S. GAAP
(Unaudited, in
Thousands, Except Ratio Amount)
September 30, 2016
Numerator:
Total debt and capital lease obligations
$
894,057
Nine Months
Ended
September 30, 2015
Year Ended
December 31, 2015
Nine Months Ended
September 30, 2016
Denominator:
Net income
$
34,517
$
71,312
$
129,032
Plus:  Depreciation expense
34,702
45,678
34,652
Plus:
Interest and debt expense, net of capitalized interest
3,365
6,113
9,582
Plus:  Income tax expense (benefit)
(62)
251
780
EBITDA
72,522
123,354
174,046
Less:  EBITDA attributable to Predecessor
(41,605)
(47,652)
(11,492)
EBITDA attributable to Partnership
$
114,127
$
171,006
$
185,538
12 Months Ended
September 30, 2016
EBITDA
attributable
to
Partnership
for
12
months
ended
Sep
30,
2016:
Sum
of
EBITDA
for
nine
months
ended
Sep
30,
2016
and
year
ended
December
31,
2015
less
EBITDA
for
nine
months
ended
Sep
30,
2015
$
242,417
Pro forma EBITDA adjustments:
Plus:  Apr 1, 2015
–
McKee Terminal Services ($28,300 x 6/12 months)
14,150
Plus:  Sep
1, 2015
–
Meraux and Three Rivers Terminal Services
($38,600 x 11/12 months)
35,383
Adjusted
pro forma EBITDA
$
291,950
Debt-to-EBITDA ratio
($894,057/ $291,950):
3.1

1Q2014
2Q2014
3Q2014
4Q2014
1Q2015
2Q2015
3Q2015
4Q2015
1Q2016
2Q2016
3Q2016
Net income
$4,520
$6,157
$5,658
($2,907)
$6,936
$23,504
$15,625
$44,667
$43,298
$49,447
$48,707
Plus:  Depreciation expense
5,916
6,132
7,178
8,583
8,310
9,904
13,760
9,151
9,388
10,622
11,319
Plus:  Interest and debt expense, net of
capitalized interest
228
221
214
209
601
1,411
1,353
2,748
2,659
3,251
3,672
Plus:  Income tax expense
157
150
129
112
(126)
(51)
115
313
242
303
235
EBITDA
10,821
12,660
13,179
5,997
15,721
34,768
30,853
56,879
55,587
63,623
63,933
Less:  EBITDA attributable to Predecessor
(3,037)
(2,905)
(9,025)
(17,744)
(12,089)
(7,969)
(12,727)
—
—
—
(2,395)
EBITDA attributable to Partnership
13,858
15,565
22,204
23,741
27,810
42,737
43,580
56,879
55,587
63,623
66,328
Plus:  Adjustments related to minimum
throughput commitments
32
475
(235)
(164)
(20)
24
—
18
14
221
865
Plus:  Projects prefunded by Valero
775
853
418
865
589
—
—
—
—
—
—
Plus:  Other
—
—
—
—
384
—
—
—
—
—
—
Less:  Cash interest paid
236
229
221
213
172
1,406
1,374
2,415
2,502
2,982
3,204
Less:  Income taxes paid
—
9
—
—
—
441
—
—
—
496
—
Less:  Maintenance capital expenditures
864
1,005
1,035
1,623
1,139
863
326
1,621
2,002
1,518
2,239
Distributable cash flow
$13,565
$15,650
$21,131
$22,606
$27,452
$40,051
$41,880
$52,861
$51,097
$58,848
$61,750
VLP Non-GAAP Disclosures:  Quarterly EBITDA
and Distributable Cash Flow
VALERO ENERGY PARTNERS LP
RECONCILIATION OF NON-GAAP MEASURES TO MOST COMPARABLE AMOUNTS REPORTED UNDER U.S. GAAP
(Unaudited, in Thousands)

VLO Non-GAAP Disclosures:
Return on Invested Capital
VALERO ENERGY CORPORATION
RECONCILIATION OF NON-GAAP MEASURES TO MOST COMPARABLE AMOUNTS REPORTED UNDER U.S. GAAP
(Unaudited, in
Millions, Except Percentage and Ratio Amounts)
Nine Months
Ended
September 30, 2015
Year Ended
December 31, 2015
Nine Months Ended
September 30, 2016
Numerator:
Operating income
$
5,712
$
6,358
$
2,952
Effective
tax rate
31.6%
31.3%
24.6%
Operating income after tax
$
3,905
$
4,367
$
2,227
TTM operating income after tax $2,689 = $2,227 + $4,367 –
$3,905
Nine Months
Ended
September 30, 2015
Nine Months Ended
September 30, 2016
Denominator:
Current portion of debt and capital lease obligations
$
129
$
1,064
Debt and capital lease obligations, less current portion
7,252
7,888
Total equity
21,868
21,130
Total invested capital
$
29,249
$
30,082
TTM total invested capital $29,666 =
($29,249 + $30,082) / 2
TTM return on invested capital 9.1% = $2,689 / $29,666
VLO
defines
return
on
invested
capital
(ROIC)
as
operating
income
after
tax
divided
by
the
total
invested
capital.
VLO
defines
total
invested
capital
as
the
sum
of
total
debt
and
total
equity.
VLO
defines
operating
income
after
tax
for
the
trailing
12
month
(TTM)
period
as
the
sum
of
operating
income
after
tax
for
2015
and
the
nine
months
ended
Sep
30,
2016,
less
that
for
the
nine
months
ended
Sep
30,
2015.
VLO
defines
TTM
total
invested
capital
as
the
average
of
the
total
invested
capital
for
the
current
nine
month
period
ended
Sep
30,
2016,
and
the
same
period
one
year
ago
(2015).
VLO
believes
that
the
presentation
of
ROIC
provides
useful
information
to
investors
for
assessing
how
efficiently
it
uses
its
capital
and
its
ability
to
generate
returns
from
invested
capital.

VLO Non-GAAP Disclosures:
EBITDA and Net Debt-to-EBITDA
VALERO ENERGY CORPORATION
RECONCILIATION OF NET INCOME TO EBITDA
(Unaudited, in
Millions, Except Ratio Amount)
Nine Months
Ended
September 30, 2015
Year Ended
December 31, 2015
Nine Months Ended
September 30, 2016
Net income
$
3,706
$
4,101
$
2,001
Less:
Deferred turnaround and catalyst costs
509
673
474
Plus:  Depreciation and amortization expense
1,348
1,842
1,426
Plus:  Interest and debt expense, net of capitalized interest
326
433
334
Plus:
Income tax expense
1,715
1,870
652
EBITDA
$
6,586
$
7,573
$
3,939
TTM EBITDA $4,926 = $3,939 + $7,573
–
$6,586
Nine Months Ended
September 30, 2016
Debt and capital lease obligations, less current portion
$
7,888
Current portion of debt and capital lease obligations
1,064
Cash and temporary cash investments
(5,949)
Total debt net of cash
$
3,003
TTM net debt-to-EBITDA 0.61 = $3,003 / $4,926
VLO defines net debt-to-EBITDA ratio as total debt net of cash divided by EBITDA adjusted for turnaround and catalyst costs.  VLO defines EBITDA for the trailing 12 month period (TTM) as the sum of EBITDA  for 2015 and the nine months ended Sep 30, 2016, less that for the nine months ended Sep 30, 2015.
VLO believes that the presentation of net debt-to-EBITDA provides useful information to investors to assess its ability to incur and service debt.

Investor Relations Contacts
For more information, please contact:
John Locke
Vice President, Investor Relations
210.345.3077
john.locke@valero.com
Karen Ngo
Sr. Manager, Investor Relations
210.345.4574
karen.ngo@valero.com